UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2017 (May 11, 2017)

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36597	47-1016855
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

262 N University Drive Farmington, UT	84025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 447-3000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to the Amended and Restated Credit Agreement

On May 9, 2017, Vista Outdoor Inc. (“Vista Outdoor”) entered into the First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of April 1, 2016, among Vista Outdoor, the lenders party thereto and Bank of America, N.A., as administrative agent.

Pursuant to the Amendment, among other things, certain specified financial covenants (consisting of a maximum consolidated leverage ratio and a maximum consolidated senior secured leverage ratio) were amended. The Amendment provides that the Consolidated Leverage Ratio (as defined in the Credit Agreement) must not exceed the following levels on the last day of any fiscal quarter for the following periods: (i) from July 2, 2017 through December 30, 2018, 4.75 to 1.00; (ii) from March 31, 2019 through December 29, 2019, 4.25 to 1.00; and (iii) from March 31, 2020 and thereafter, 4.00 to 1.00. The Amendment also provides that the Consolidated Senior Secured Leverage Ratio (as defined in the Credit Agreement) must not exceed the following levels on the last day of any fiscal quarter for the following periods: (i) from July 2, 2017 through December 30, 2018, 3.50 to 1.00; and (ii) from March 31, 2019 and thereafter, 3.00 to 1.00.

In addition, the rate at which borrowings under the Revolving Credit Facility and Term A Facility (each as defined in the Credit Agreement) bear interest was amended. The Amendment provides that borrowings shall bear interest at a rate equal to either the sum of a base rate plus a margin ranging from 0.50% to 1.50% or the sum of a Eurodollar rate plus a margin ranging from 1.50% to 2.50%, with either such margin varying according to Vista’s Consolidated Leverage Ratio. Vista Outdoor is also required to continue to pay a commitment fee in respect of unused commitments under the Revolving Credit Facility, if any, at a rate ranging from 0.25% to 0.45% per annum depending on Vista Outdoor’s Consolidated Leverage Ratio.

The foregoing description of the Amendment is qualified in its entirety by reference to the actual terms of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Amendment of the Lake City Agreement and Entry into the Ammunition Supply Agreement

On May 5, 2017, Vista Outdoor’s wholly-owned subsidiary, Federal Cartridge Company (“Federal”), reached an agreement with Alliant Techsystems Operations LLC (“Orbital ATK”) to amend their long-term ammunition supply agreement, which expires on February 9, 2018, and to enter into a new ammunition supply agreement for the period from February 10, 2018 through September 30, 2020.

The Sixth Addendum to the Ammunition Products Supply Agreement (“APSA”) between Federal and Orbital ATK immaterially increases pricing to be paid from April 1, 2017 through the remaining term of the APSA ending on February 9, 2018, while eliminating a certain profit sharing mechanism.

The new ammunition supply agreement between Federal and Orbital ATK (“New Ammunition Supply Agreement”) provides that for the period from February 10, 2018, through September 30, 2020, Orbital ATK will grant Federal a priority right on the manufacture and supply of certain 5.56mm and .223 caliber ammunition products manufactured at the Lake City Army Ammunition Plant in Independence, Missouri (the "Ammunition Products"), subject to the priority rights of the U.S. Department of Defense. The New Ammunition Supply Agreement establishes pricing and adjustment mechanisms for the term of the contract, and allows Orbital ATK the option to sell ammunition to other commercial customers under certain circumstances at a price not lower than the price offered to Federal. In addition, Federal committed to purchase a minimum amount of Ammunition Products from Orbital ATK and to not purchase Ammunition Products from anyone other than Orbital ATK until an established capacity amount is purchased.

In addition to the agreements described above, the relationship between Vista Outdoor and Orbital ATK includes certain agreements related to our separation from Orbital ATK in February 2015, including the Tax Matters Agreement, dated as of February 9, 2015 among Alliant Techsystems Inc. and Vista Outdoor Inc., filed as Exhibit 2.5 to Vista Outdoor Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 10, 2015.

Item 2.02 Results of Operations and Financial Condition

On May 11, 2017, Vista Outdoor issued a press release reporting its financial results for the fiscal year and fiscal quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Note: Information in this report (including the exhibit) furnished pursuant to Item 2.02 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure

Vista has posted an updated investor presentation dated as of May 11, 2017 to its website. The investor presentation contains an overview of the Company and its strategy, including information related to the Company’s financial results. The investor presentation and any future updates thereto will be available on the Company’s website at http://investors.vistaoutdoor.com. A copy of the presentation is attached as Exhibit 99.2 and incorporated by reference herein.

Note: Information in this report (including the exhibit) furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely as a result of the requirements of Regulation FD. Furthermore, the information provided in this report and in Exhibit 99.2 hereto shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated as of May 9, 2017, among Vista Outdoor Inc., the lenders party thereto and Bank of America, N.A., as administrative agent.
99.1	Press release, dated May 11, 2017, reporting Vista Outdoor’s financial results for the fiscal year and fiscal quarter ended March 31, 2017.
99.2	Investor presentation slides issued by Vista Outdoor Inc. on May 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

	By:	/s/ Stephen M. Nolan
	Name:	Stephen M. Nolan
	Title:	Senior Vice President and Chief Financial Officer

Date: May 11, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated as of May 9, 2017, among Vista Outdoor Inc., the lenders party thereto and Bank of America, N.A., as administrative agent.
99.1	Press release, dated May 11, 2017, reporting Vista Outdoor’s financial results for the fiscal year and fiscal quarter ended March 31, 2017.
99.2	Investor presentation slides issued by Vista Outdoor Inc. on May 11, 2017.

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